Exhibit 99.1

DiamondRock Hospitality Company

Supplemental Information

June 17, 2005

DiamondRock Hospitality Company

Supplemental Information

June 17, 2005

Supplemental Information June 17, 2005

CORPORATE INFORMATION

The Company

DiamondRock Hospitality Company is a self-advised real estate company that owns, acquires and invests in upper upscale and upscale hotel properties located primarily in North America. To a lesser extent, we may invest, on a selective basis, in premium limited service and extended stay hotel properties in urban locations. We began operations in July 2004 when we completed a private placement of our common stock. As of the end of the fiscal quarter, we had seven hotels, comprising 2,357 rooms, located in the following markets: New York City (2 hotels), Washington D.C., Los Angeles, Salt Lake City, Northern California and Lexington, Kentucky. Subsequent to the end of the fiscal quarter, we acquired seven hotels, comprising an additional 3,280 rooms, located in Los Angeles, Fort Worth, Texas, St. Thomas, U.S. Virgin Islands, Atlanta, Georgia (2 hotels), Vail, Colorado and Oak Brook, Illinois.

Our senior management team has extensive experience and a broad network of relationships in the hotel industry, which we believe provides us with ongoing access to hotel property investment opportunities and enables us to quickly identify and consummate acquisitions. We also have an investment sourcing relationship with Marriott International, a leading worldwide hotel brand, franchise and management company. We believe that our ability to implement our business strategies is greatly enhanced by the continuing source of additional acquisition opportunities generated by this relationship, as many of the properties that Marriott brings to our attention are offered to us through “off market” transactions, meaning that they are not made generally available to other hospitality companies.

We began operations in July 2004 and became a public reporting company in May 2005. We are listed on the New York Stock Exchange under the symbol “DRH”.

Fiscal Year End:

December 31

Number of Full-Time Employees:

11

Corporate Headquarters:

10400 Fernwood Road, Suite 300

Bethesda, MD 20817

(301) 380-7100

Company Contact:	At Financial Relations Board:
Mark Brugger	Georganne Palffy
Chief Financial Officer	Financial Relations Board
(301) 380-7100	(312) 640-6768

Supplemental Information June 17, 2005

Board of Directors and Executive Officers

William W. McCarten

Chairman of the Board, Chief Executive Officer and Director

John L. Williams

President, Chief Operating Officer and Director

Daniel J. Altobello

Director and Chairman of the Compensation Committee

W. Robert Grafton

Lead Director and Chairman of the Audit Committee

Gilbert T. Ray

Director and Chairman of the Nominating and Corporate Governance Committee

Maureen L. McAvey

Director

Mark W. Brugger

Executive Vice President, Chief Financial Officer and Treasurer

Michael D. Schecter

General Counsel and Secretary

Sean M. Mahoney

Chief Accounting Officer and Corporate Controller

Supplemental Information June 17, 2005

Equity Research Coverage

Firm	Analyst	Telephone
Citigroup Smith Barney	Michael Rietbrock	(212) 816-7777

Friedman, Billings, Ramsey, & Co.	Gustavo Sarago	(703) 469-1042

JMP Securities	William C. Marks	(415) 835-8944

Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

DiamondRock Hospitality is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding DiamondRock Hospitality’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of DiamondRock Hospitality or its management. DiamondRock Hospitality does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Information June 17, 2005

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

June 17, 2005
Capitalization
Common shares outstanding	46,349
Common shares outstanding, held by Marriott International	4,429
Restricted shares outstanding, held by management and directors	1,159

Combined shares outstanding	51,936
Common stock price at June 17, 2005	$11.55

Common equity capitalization	$599,865
Consolidated debt	159,309
Cash and cash equivalents	(273,125)

Total enterprise value	$486,049

Dividends Per Share
Common dividends declared (holders of record on June 17, 2005)	$0.0326

Supplemental Information June 17, 2005

Condensed Consolidated Statement of Operations for the Fiscal Quarter Ended

June 17, 2005 and the Period from January 1, 2005 to June 17, 2005

	Fiscal Quarter Ended June 17, 2005	Period from January 1, 2005 to June 17, 2005
	(Unaudited)	(Unaudited)
Rooms	$23,833,517	$42,501,868
Food and beverage	7,791,155	14,205,252
Other	1,891,044	3,157,377

Total revenues	33,515,716	59,864,497

Operating Expenses:

Rooms	5,598,776	10,586,057
Food and beverage	5,680,917	10,762,154
Management fees	1,210,846	2,109,011
Other hotel expenses	12,746,028	24,360,713
Depreciation and amortization	4,340,984	8,703,130
Corporate expenses	5,937,309	7,946,739

Total operating expenses	35,514,860	64,467,804

Operating loss	(1,999,144)	(4,603,307)

Other Expenses (Income):

Interest income	(284,049)	(560,827)
Interest expense	3,630,470	6,484,739

Total other expenses/(income)	3,346,421	5,923,912

Loss before income taxes	(5,345,565)	(10,527,219)

Income tax expense	(478,990)	(558,847)

Net loss	$(5,824,555)	$(11,086,066)

Loss per share:

Basic and diluted	$(0.20)	$(0.44)

Supplemental Information June 17, 2005

Condensed Consolidated Balance Sheet as of June 17, 2005 and December 31, 2004

	June 17, 2005	December 31, 2004
	(Unaudited)
ASSETS
Property and equipment, at cost	$355,586,800	$286,727,306
Less: accumulated depreciation	(9,821,511)	(1,084,867)

	345,765,289	285,642,439

Deferred financing costs, net	2,512,687	1,344,378
Restricted cash	19,551,276	17,482,515
Due from hotel managers	3,190,795	2,626,262
Purchase deposits and pre-acquisition costs	11,295,442	3,272,219
Prepaid and other assets	2,350,923	4,340,259
Cash and cash equivalents	273,125,031	76,983,107

Total assets	$657,791,443	$391,691,179

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Mortgage debt, at face amount	$156,439,719	$177,827,573
Debt premium	2,869,507	2,944,237

Total debt	159,309,226	180,771,810

Deferred income related to key money	6,425,826	2,490,385
Unfavorable lease liability	5,458,848	5,776,946
Due to hotel managers	680,226	3,985,795
Dividends declared and unpaid	1,693,125	—
Accounts payable and accrued expenses	7,668,851	3,078,825

Total other liabilities	21,926,876	15,331,951

Shareholders’ Equity:

Preferred stock, $.01 par value; 10,000,000 shares authorized; no shares issued and outstanding	—	—

Common stock, $.01 par value; 100,000,000 shares authorized; 50,815,864 and 21,020,100 shares issued and outstanding at June 17, 2005 December 31, 2004, respectively	508,159	210,201

Additional paid-in capital	489,250,873	197,494,842
Accumulated deficit	(13,203,691)	(2,117,625)

Total shareholders’ equity	476,555,341	195,587,418

Total liabilities and shareholders’ equity	$657,791,443	$391,691,179

Supplemental Information June 17, 2005

Condensed Statement of Cash Flows for the Period from January 1, 2005 to June 17, 2005

Period from January 1, 2005 to June 17, 2005
(Unaudited)
Cash flows from operating activities:
Net loss	$(11,086,066)
Adjustments to reconcile net loss to net cash provided by operating activities:

Property depreciation and amortization	8,703,130
Non-cash straight line ground rent	3,180,110
Non-cash financing costs as interest	960,062
Market value adjustment to interest rate caps	(8,445)
Amortization of debt premium and unfavorable lease liability	(140,577)
Amortization of deferred income and corporate depreciation	(64,559)
Stock-based compensation	4,969,510
Income tax expense	558,847
Changes in assets and liabilities:

Prepaid expenses and other assets	1,438,934
Due to/from hotel managers	(3,870,102)
Accounts payable and accrued expenses	(371,406)

Net cash provided by operating activities	4,269,438

Cash flows from investing activities:
Hotel acquisition and capital expenditures	(65,806,012)
Receipt of deferred key money	4,000,000
Cash paid for restricted cash at acquisition	(10,000,000)
Change in restricted cash	879,924
Purchase deposits and pre-acquisition costs	(10,927,784)

Net cash used in investing activities	(81,853,872)

Cash flows from financing activities:
Proceeds from mortgage debt	44,000,000
Repayments of mortgage debt	(56,948,685)
Scheduled mortgage debt principal payments	(1,387,854)
Payment of financing costs	(2,128,371)
Proceeds from sale of common stock	291,799,785
Payment of costs related to sale of common stock	(1,608,517)

Net cash provided by financing activities	273,726,358

Net increase in cash and cash equivalents	196,141,924
Cash and cash equivalents, beginning of period	76,983,107

Cash and cash equivalents, end of period	$273,125,031

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$5,962,359

Cash paid for income taxes	$1,114,363

Supplemental Information June 17, 2005

Non-GAAP Financial Measures

We use the following four non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: (1) EBITDA (2) Adjusted EBITDA, (3) FFO and (4) Adjusted FFO.

EBITDA represents net income (loss) excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. We believe EBITDA is useful to an investor in evaluating our operating performance because it helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also use EBITDA as one measure in determining the value of hotel acquisitions and dispositions.

Management also evaluates our performance by reviewing adjusted EBITDA because the Company believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information regarding our ongoing operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to a complete understanding of our operating performance. We adjust EBITDA for the following items, which may occur in any period, and refer to this measure as Adjusted EBITDA:

•	Straight Line Ground Rent: We exclude the non-cash expense incurred from straight lining the rent from our ground lease obligations.

•	The impact of fully vested irrevocable commitments to issue 382,500 shares of stock to our five senior executive officers made in connection with the initial public offering and expensed in the second quarter. These were one-time grants and do not reflect the underlying performance of the Company.

•	Cumulative effect of a change in accounting principle — Infrequently, the Financial Accounting Standards Board (FASB) promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•	Impairment Losses — We exclude the effect of impairment losses recorded because we believe that including them in EBITDA is not consistent with reflecting the ongoing performance of our remaining assets. In addition, we believe that impairment charges are similar to gains (losses) on dispositions and depreciation expense, both of which are also excluded from EBITDA.

We compute FFO in accordance with standards established by NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding gains (losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures (which are calculated to reflect FFO on the same basis). We believe that the presentation of FFO provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items, such as real estate depreciation and amortization and gain or loss on sale of assets. We also use FFO as one measure in determining our results after taking into account the impact of our capital structure.

Management also evaluates our performance by reviewing adjusted FFO because the Company believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information regarding our ongoing operating performance and that the presentation of Adjusted FFO, when combined with the primary GAAP presentation of net income, is beneficial to a complete understanding of our operating performance. We adjust FFO for the following items, which may occur in any period, and refer to this measure as Adjusted FFO:

•	Straight Line Ground Rent: We exclude the non-cash expense incurred from straight lining the rent from our ground lease obligations.

•	The impact of fully vested irrevocable commitments to issue 382,500 shares of stock to our five senior executive officers made in connection with the initial public offering and expensed in the second quarter. These were one-time grants and do not reflect the underlying performance of the Company.

•	Cumulative effect of a change in accounting principle — Infrequently, the Financial Accounting Standards Board (FASB) promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•	Impairment Losses — We exclude the effect of impairment losses recorded because we believe that including them in EBITDA is not consistent with reflecting the ongoing performance of our remaining assets. In addition, we believe that impairment charges are similar to gains (losses) on dispositions and depreciation expense, both of which are also excluded from EBITDA.

Supplemental Information June 17, 2005

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Fiscal Quarter Ended June 17, 2005	Period from January 1, 2005 to June 17, 2005
Net loss	$(5,824,555)	$(11,086,066)

Interest expense	3,630,470	6,484,739
Income tax expense	478,990	558,847
Depreciation and amortization	4,340,984	8,703,130

EBITDA	$2,625,889	$4,660,650

Non-cash ground rent	1,590,055	3,180,110
Initial public offering stock grants	3,736,250	3,736,250

Adjusted EBITDA	$7,952,194	$11,577,010

Supplemental Information June 17, 2005

Reconciliation of Net Income to Property-Level EBITDA and Adjusted EBITDA

	Fiscal Quarter Ended June 17, 2005	Fiscal Quarter Ended June 18, 2004	Period from January 1, 2005 to June 17, 2005	Period from January 1, 2004 to June 18, 2004
Total revenues	$33,515,716	$30,452,313	$59,864,497	$54,543,727

Net loss	$(5,824,555)	$(972,067)	$(11,086,066)	$(8,171,077)

Interest expense	3,630,470	1,278,083	6,484,739	4,278,687
Interest income	(284,049)	—	(560,827)	—
Income tax expense	478,990	50,000	558,847	100,000
Corporate expenses	5,937,309	2,103,870	7,946,739	4,200,000
Depreciation and amortization	4,340,984	4,111,377	8,703,130	8,224,336

Property EBITDA	$8,279,149	$6,571,263	$12,046,562	$8,631,946
Margin	24.7%	21.6%	20.1%	15.8%

Non-cash ground rent	1,590,055	1,590,055	3,180,110	3,180,110

Adjusted EBITDA	$9,869,204	$8,161,318	$15,226,672	$11,812,056
Margin	29.4%	26.8%	25.4%	21.7%

Supplemental Information June 17, 2005

Reconciliation of Net Income to Funds From Operations (FFO) and Adjusted FFO

	Fiscal Quarter Ended June 17, 2005	Period from January 1, 2005 to June 17, 2005
Net loss	$(5,824,555)	$(11,086,066)

Depreciation and amortization	4,340,984	8,703,130

FFO	$(1,483,571)	$(2,382,936)
FFO per Share (Basic and Diluted)	$(0.05)	$(0.10)

Non-cash ground rent	1,590,055	3,180,110
Initial public offering stock grants	3,736,250	3,736,250

Adjusted EBITDA	$3,842,734	$4,533,424
Adjusted FFO per Share (Basic and Diluted)	$0.13	$0.18

Supplemental Information June 17, 2005

Pro Forma Financial Information for the Fiscal Quarters Ended June 17, 2005 and June 18, 2004 and the Periods from January 3, 2004 to June 18, 2004 and January 1, 2005 to June 17, 2005

(UNAUDITED)

The acquired properties (excluding Buckhead SpringHill Suites and Oak Brook Hills Resort and Conference Center) are included in our results of operations from the respective dates of acquisition. The following unaudited pro forma results of operations reflect these transactions as if each had occurred on the first day of the fiscal period presented. In our opinion, all significant adjustments necessary to reflect the effects of the acquisitions have been made; however, a preliminary allocation of the purchase price to land and buildings was made, and we will finalize the allocation after all information is obtained.

	Fiscal Quarter Ended June 17, 2005	Fiscal Quarter Ended June 17, 2004	Period from January 1, 2005 to June 17, 2005	Period from January 3, 2004 to June 18, 2004
Revenues	$72,011,528	$66,967,952	$147,010,254	$136,163,997

Hotel level expenses	54,746,082	52,442,120	109,009,160	104,946,631
Depreciation and amortization	6,809,929	6,580,323	14,170,855	13,640,398
Corporate expenses	5,850,609	2,103,870	7,946,739	4,200,000
Interest expenses, net	3,583,204	3,831,069	7,122,599	7,763,401
Income tax benefit (provision)	1,594,258	(1,163,405)	(85,000)	(100,000)

Net income	$2,615,962	$847,165	$8,675,901	$5,513,566

EBITDA	$11,698,886	$12,421,962	$30,615,182	$27,017,365

Adjusted EBITDA	$17,025,191	$14,012,017	$37,531,542	$30,197,475

FFO	$9,425,891	$7,427,488	$22,846,756	$19,153,964

Adjusted FFO	$14,752,196	$13,033,793	$29,763,116	$26,350,324

Adjusted FFO per Share (Basic and Diluted)	$0.51		$1.19

Supplemental Information June 17, 2005

Debt Summary

(dollars in thousands)

Property	Interest Rate	Spread to LIBOR	Loan Amount	Maturity
Properties Owned as of June 17, 2005
Courtyard Manhattan / Midtown East	5.195%	Fixed	$44,568	December 2009
Marriott Salt Lake City Downtown	5.500%	Fixed	38,554	December 2014
Courtyard Manhattan / Fifth Avenue	5.950%	270bps	23,000	January 2007
Marriott Griffin Gate Resort	5.110%	Fixed	30,746	January 2010
Bethesda Marriott Suites	7.690%	Fixed	19,572	February 2023

Subtotal - Properties Owned as of June 17, 2005	5.68% (weighted average)		$156,440	7 yrs. (weighted average)

Properties Acquired after June 17, 2005
Marriott Los Angeles Airport	5.300%	Fixed	$82,600	June 2015
Marriott Frenchman’s Reef & Morning Star Beach Resort	5.440%	Fixed	62,500	July 2015
Renaissance Worthington	5.400%	Fixed	57,400	June 2015

Subtotal - Properties Acquired after June 17, 2005	5.37% (weighted average)		$202,500	10 yrs. (weighted average)

Total Debt Outstanding - Including Acquisitions after June 17, 2005
Loan Balance	$358,940
Weighted Average Interest Rate	5.50%
Weighted Average Maturity	9 years
Fixed Interest Rate Debt to Total Debt	93.6%

Supplemental Information June 17, 2005

PORTFOLIO DATA

Portfolio Summary at June 17, 2005 and August 1, 2005

Property	Location	Number of Rooms	% of Total Rooms
Properties Owned as of June 17, 2005
Salt Lake City Marriott Downtown	Salt Lake City, UT	510	9%
Torrance Marriott	Los Angeles County, CA	487	9%
Marriott Griffin Gate Resort	Lexington, KY	408	7%
Courtyard Manhattan / Midtown East	New York, NY	307	5%
Bethesda Marriott Suites	Bethesda, MD	274	5%
Courtyard Manhattan / Fifth Avenue	New York, NY	189	3%
The Lodge at Sonoma, a Renaissance Resort & Spa	Sonoma, CA	182	3%

Subtotal - Properties Owned as of June 17, 2005		2,357	42%

Properties Acquired after June 17, 2005
Marriott Los Angeles Airport	Los Angeles, CA	1,004	18%
Frenchman’s Reef & Morning Star Marriott Beach Resort	St. Thomas, U.S. Virgin Islands	504	9%
Renaissance Worthington	Fort Worth, TX	504	9%
Oak Brook Hills Resort & Conference Center	Oak Brook, IL	384	7%
Vail Marriott Mountain Resort & Spa	Vail, CO	346	6%
Marriott Atlanta Alpharetta	Alpharetta, GA	318	6%
SpringHill Suites Buckhead	Atlanta, GA	220	4%

Subtotal - Properties Acquired after June 17, 2005		3,280	58%

Total Portfolio as of August 1, 2005		5,637	100%

Supplemental Information June 17, 2005

Selected Financial and Operating Information by Property

Properties Owned as of June 17, 2005

(in thousands, except selected operating information)

The following tables present, except where noted, selected financial and operating information by property for the fiscal quarter ended June 17, 2005, the period from January 1, 2005 to June 17, 2005, and the comparable periods during 2004. None of these properties were owned by DiamondRock Hospitality during the 2004 comparison period. Adjusted Property EBITDA reflects property net operating income excluding the non-cash expense incurred from straight lining the rent from our ground lease obligations (where applicable) plus depreciation and amortization.

	Fiscal Second Quarter				Fiscal First Half
	Ended June 17, 2005	Ended June 18, 2004	% Change		Ended June 17, 2005	Ended June 18, 2004	% Change
SALT LAKE CITY MARRIOTT DOWNTOWN
Selected Financial Information:
Total Revenues	$5,336	$5,024	6.2%		$10,822	$10,173	6.4%
Adjusted Property EBITDA	$1,346	$1,311	2.6%		$2,760	$2,647	4.3%

Selected Operating Information:
Average Occupancy	71.8%	65.4%	6.4	pts	70.2%	68.0%	2.2	pts
ADR	$116.37	$114.42	1.7%		$119.62	$115.89	3.2%
RevPAR	$83.55	$74.83	11.7%		$83.98	$78.80	6.6%

TORRANCE MARRIOTT
Selected Financial Information:
Total Revenues	$4,853	$4,761	1.9%		$9,933	$9,303	6.8%
Adjusted Property EBITDA	$1,031	$1,168	(11.7)%		$2,373	$2,085	13.8%

Selected Operating Information:
Average Occupancy	78.9%	74.9%	4	pts	79.9%	75.4%	4.5	pts
ADR	$100.26	$98.45	1.8%		$103.81	$99.31	4.5%
RevPAR	$79.11	$73.74	7.3%		$82.95	$74.87	10.8%

MARRIOTT GRIFFIN GATE RESORT

Selected Financial Information:
Total Revenues	$6,775	$6,246	8.5%		$10,320	$9,605	7.4%
Adjusted Property EBITDA	$2,264	$1,866	21.3%		$2,408	$1,956	23.1%

Selected Operating Information:
Average Occupancy	74.3%	78.5%	-4.2	pts	63.2%	64.1%	-0.9	pts
ADR	$132.24	$117.33	12.7%		$119.54	$107.45	11.3%
RevPAR	$98.25	$92.14	6.6%		$75.60	$68.90	9.7%

COURTYARD MANHATTAN / MIDTOWN EAST
Selected Financial Information:
Total Revenues	$5,436	$4,925	10.4%		$9,730	$8,680	12.1%
Adjusted Property EBITDA	$2,213	$1,782	24.2%		$3,425	$2,680	27.8%

Selected Operating Information:
Average Occupancy	90.5%	93.6%	-3.1	pts	87.7%	88.8%	-1.1	pts
ADR	$221.77	$193.82	14.4%		$203.88	$179.06	13.9%
RevPAR	$200.78	$181.42	10.7%		$178.84	$159.00	12.5%

Supplemental Information June 17, 2005

Selected Financial and Operating Information by Property

Properties Owned as of June 17, 2005

(in thousands, except selected operating information)

The following tables present, except where noted, selected financial and operating information by property for the fiscal quarter ended June 17, 2005, the period from January 1, 2005 to June 17, 2005, and the comparable periods during 2004. None of these properties were owned by DiamondRock Hospitality during the 2004 comparison period. Adjusted Property EBITDA reflects property net operating income excluding the non-cash expense incurred from straight lining the rent from our ground lease obligations (where applicable) plus depreciation and amortization.

	Fiscal Second Quarter				Fiscal First Half
	Ended June 17, 2005	Ended June 18, 2004	% Change		Ended June 17, 2005	Ended June 18, 2004	% Change
BETHESDA MARRIOTT SUITES
Selected Financial Information:
Total Revenues	$4,172	$3,846	8.5%		$7,403	$7,098	4.3%
Adjusted Property EBITDA	$1,295	$1,237	4.7%		$2,093	$1,979	5.8%

Selected Operating Information:
Average Occupancy	84.4%	82.2%	2.2	pts	72.7%	74.6%	-1.9	pts
ADR	$166.95	$152.39	9.6%		$169.10	$155.13	9.0%
RevPAR	$140.88	$125.24	12.5%		$122.99	$115.74	6.3%

COURTYARD MANHATTAN / FIFTH AVENUE

Selected Financial Information: (This property received the Courtyard brand in January 2005. During the comparable periods of 2004, the property was branded as a Clarion for a portion of the period and unaffiliated the remainder.)

Total Revenues	$2,955	$1,659	78.1%		$5,024	$3,990	25.9%
Adjusted Property EBITDA	$1,052	$439	139.5%		$1,583	$372	325.5%

Selected Operating Information:
Average Occupancy	93.2%	95.2%	-2	pts	89.9%	85.8%	4.1	pts
ADR	$200.36	$136.57	46.7%		$189.31	$129.48	46.2%
RevPAR	$186.75	$130.06	43.6%		$170.27	$111.11	53.2%

THE LODGE AT SONOMA, A RENAISSANCE RESORT & SPA
Selected Financial Information:
Total Revenues	$3,989	$3,319	20.2%		$6,633	$5,695	16.5%
Adjusted Property EBITDA	$805	$484	66.4%		$603	$217	178.3%

Selected Operating Information:
Average Occupancy	77.7%	67.5%	10.2	pts	66.2%	59.5%	6.7	pts
ADR	$195.25	$182.70	6.9%		$181.36	$170.24	6.5%
RevPAR	$151.76	$123.29	23.1%		$120.03	$101.35	18.4%

Supplemental Information June 17, 2005

Selected Financial and Operating Information by Property

Properties Acquired Subsequent to June 17, 2005

(in thousands, except selected operating information)

The following tables present, except where noted, selected financial and operating information by property for the fiscal quarter ended June 17, 2005, the period from January 1, 2005 to June 17, 2005, and the comparable periods during 2004. None of these properties were owned by DiamondRock Hospitality during the 2004 comparison period. Adjusted Property EBITDA reflects property net operating income excluding the non-cash expense incurred from straight lining the rent from our ground lease obligations (where applicable) plus depreciation and amortization.

	Fiscal Second Quarter				Fiscal First Half
	Ended June 17, 2005	Ended June 18, 2004	% Change		Ended June 17, 2005	Ended June 18, 2004	% Change
MARRIOTTT LOS ANGELES AIRPORT
Selected Financial Information:
Total Revenues	$11,229	$11,114	1.0%		$23,600	$22,860	3.2%
Adjusted Property EBITDA	$2,481	$2,612	(5.0)%		$6,136	$5,925	3.6%

Selected Operating Information:
Average Occupancy	73.9%	78.8%	-4.9	pts	77.3%	79.1%	-1.8	pts
ADR	$103.78	$93.76	10.7%		$103.73	$98.43	5.4%
RevPAR	$76.69	$73.88	3.8%		$80.13	$77.86	2.9%

FRENCHMAN’S REEF & MORNING STAR MARRIOTT BEACH RESORT

Selected Financial Information: (This property reports results on a monthly basis. The historical results presented here represent the calendar quarters ended June 30, 2005 and 2004, and the calendar first half ended June 30, 2005 and 2004.)

Total Revenues	$12,043	$11,420	5.5%		$26,449	$24,213	9.2%
Adjusted Property EBITDA	$3,043	$2,391	27.3%		$8,529	$7,011	21.7%

Selected Operating Information:
Average Occupancy	85.8%	90.0%	-4.2	pts	85.9%	80.6%	5.3	pts
ADR	$181.80	$157.83	15.2%		$221.74	$202.92	9.3%
RevPAR	$156.03	$142.00	9.9%		$190.39	$163.58	16.4%

RENAISSANCE WORTHINGTON
Selected Financial Information:
Total Revenues	$9,251	$7,925	16.7%		$17,408	$16,094	8.2%
Adjusted Property EBITDA	$2,520	$1,879	34.1%		$4,552	$3,945	15.4%

Selected Operating Information:
Average Occupancy	82.6%	77.0%	5.6	pts	80.4%	78.1%	2.3	pts
ADR	$156.85	$139.54	12.4%		$152.01	$138.44	9.8%
RevPAR	$129.56	$107.44	20.6%		$122.15	$108.06	13.0%

Supplemental Information June 17, 2005

Selected Financial and Operating Information by Property

Properties Acquired Subsequent to June 17, 2005

(in thousands, except selected operating information)

The following tables present, except where noted, selected financial and operating information by property for the fiscal quarter ended June 17, 2005, the period from January 1, 2005 to June 17, 2005, and the comparable periods during 2004. None of these properties were owned by DiamondRock Hospitality during the 2004 comparison period. Adjusted Property EBITDA reflects property net operating income excluding the non-cash expense incurred from straight lining the rent from our ground lease obligations (where applicable) plus depreciation and amortization.

	Fiscal Second Quarter				Fiscal First Half
	Ended June 17, 2005	Ended June 18, 2004	% Change		Ended June 17, 2005	Ended June 18, 2004	% Change
OAK BROOK HILLS RESORT & CONFERENCE CENTER
Selected Financial Information: (Audited numbers not currently available.)

VAIL MARRIOTT MOUNTAIN RESORT & SPA

Selected Financial Information: (This property reports results on a monthly basis. The historical results presented here represent the calendar quarters ended June 30, 2005 and 2004, and the calendar first half ended June 30, 2005 and 2004.)

Total Revenues	$3,068	$3,538	(13.3)%		$12,998	$12,456	4.4%
Adjusted Property EBITDA	$(361)	$(44)	(713.2)%		$4,143	$3,635	14.0%

Selected Operating Information:
Average Occupancy	43.8%	49.1%	-5.3	pts	63.2%	64.7%	-1.5	pts
ADR	$128.36	$124.08	3.4%		$238.39	$216.49	10.1%
RevPAR	$56.23	$60.96	(7.8)%		$150.63	$140.15	7.5%

MARRIOTT ATLANTA ALPHARETTA
Selected Financial Information:
Total Revenues	$3,270	$2,923	11.9%		$6,700	$5,998	11.7%
Adjusted Property EBITDA	$1,047	$853	22.8%		$2,137	$1,696	26.0%

Selected Operating Information:
Average Occupancy	61.6%	61.2%	0.4	pts	61.7%	61.7%	0	pts
ADR	$133.77	$120.47	11.0%		$133.25	$121.53	9.6%
RevPAR	$82.40	$73.73	11.8%		$82.18	$74.95	9.6%

SPRINGHILL SUITES BUCKHEAD
Selected Financial Information: (This property opened on July 1, 2005 and therefore has no operating history.)